Exhibit 10.101
AMENDMENT NUMBER TWO
to the
PRICING LETTER
Dated as of December 30, 2005
by and among
OPTION ONE OWNER TRUST 2005-9
OPTION ONE LOAN WAREHOUSE CORPORATION
OPTION ONE MORTGAGE CORPORATION
and
WELLS FARGO BANK, NA.
     This AMENDMENT NUMBER TWO is made this 27th day of April, 2007 (“Amendment Number Two”), by and among Option One Owner Trust 2005-9, a Delaware statutory trust (the “Issuer”), Option One Loan Warehouse Corporation, a Delaware corporation, as Depositor (the “Depositor”), Option One Mortgage Corporation, a California corporation, as Loan Originator and Servicer (the “Loan Originator” or “Servicer”), and Wells Fargo Bank, N.A., a national banking association, as Indenture Trustee on behalf of the Noteholders (the “Indenture Trustee”), to the Pricing Letter, dated as of December 30, 2005, by and among the Issuer, the Depositor, the Loan Originator and the Indenture Trustee (the “Letter”). Capitalized terms used herein but not defined will have the meaning attributed to such term in the Sale and Servicing Agreement dated as of December 30, 2005 among Issuer, the Depositor, the Loan Originator and the Indenture Trustee, as amended (the “Sale and Servicing Agreement”).
RECITALS
     WHEREAS, the parties hereto desire to amend the Letter subject to the terms and conditions of this Amendment;
     WHEREAS, as of the date hereof (after giving effect to the amendments to the Agreement contemplated herein), each of the Depositor and the Loan Originator represents to the Indenture Trustee and the Noteholders that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Basic Documents and no default has occurred and is continuing under any Basic Documents to which it is a party; and
     WHEREAS, the Depositor, the Loan Originator, the Issuer, the Indenture Trustee and the Majority Noteholders have agreed to amend the Letter as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Effective as of April 27, 2007 (the “Effective Date”), the Letter is hereby amended as follows:
(a)	The definition of “Collateral Value” in Section 1 of the Letter is hereby amended by deleting clause (I)(ii) and replacing it with “(ii) the product of the Market Value thereof and 96%, less”.

(b)	In the definition of “Maximum Aggregate Note Principal Balance”, “$500,000,000” shall be deleted and replaced with $1,000,000,000.

(c)	In the definition of “Maximum Committed Note Principal Balance”, “$1,000,000,000” shall be deleted and replaced with $500,000,000”.
     SECTION 2. Limited Effect. Except as amended hereby, the Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter, any reference in any of such items to the Letter being sufficient to refer to the Letter as amended hereby.
     SECTION 3. Acknowledgement and Waiver of Opinion of Counsel. The Issuer, the Depositor, the Loan Originator and the Indenture Trustee hereby acknowledge and agree that this Amendment Number Two is being entered into pursuant to Section 11.02(b) of the Sale and Servicing Agreement, and each of the Issuer and the Indenture Trustee, pursuant to an authorization and direction of the Majority Noteholders to do so, which direction is hereby given, hereby waives the right to receive an Opinion of Counsel described in Section 11.02 of the Sale and Servicing Agreement.
     SECTION 4. Representations. In order to induce the parties hereto to execute and deliver this Amendment Number Two, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and to the Noteholders that as of the date hereof, after giving effect to this Amendment Number Two, (a) all of its respective representations and warranties in the other Basic Documents to which it is a party are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Basic Documents to which it is a party.
     SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment Number Two, the Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Letter or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter, any reference in any of such items to the Letter being sufficient to refer to the Letter as amended hereby.
     SECTION 6. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Purchasers all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Purchasers, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
     SECTION 7. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).
     SECTION 8. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment Number Two is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-9, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such, liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment Number Two or any other related documents.
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     IN WITNESS WHEREOF, the Issuer, the Depositor, the Loan Originator and the Indenture Trustee have caused this Amendment Number Two to the Pricing Letter to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-9, By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Ian P. Monigle

Name: Ian P. Monigle
Title: Financial Services Officer

OPTION ONE LOAN WAREHOUSE CORPORATION, as Depositor

By:	/s/ Philip Laren

Name: Philip Laren
Title: Vice President

OPTION ONE MORTGAGE CORPORATION, as Loan Originator and Servicer

By:	/s/ Philip Laren

Name: Philip Laren
Title: Senior Vice President

WELLS FARGO BANK, N.A., as Indenture Trustee

By:	/s/ Melissa Loiselle

Name: Melissa Loiselle
Title: Vice President

Acknowledged and Consented to as of this 27th day of April, 2007

DB STRUCTURED PRODUCTS, INC., as Majority Noteholder

By:	/s/ Glenn Minkoff

Name: Glenn Minkoff
Title: Director

By:	/s/ John McCarthy

Name: John McCarthy
Title: Authorized Signatory

GEMINI SECURITIZATION CORP., LLC, as Majority Noteholder

By:	/s/ R. Douglas Donaldson

Name: R. Douglas Donaldson
Title: Treasurer

ASPEN FUNDING CORP., as Majority Noteholder

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

NEWPORT FUNDING CORP., as Majority Noteholder

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President